UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2017

SUNSET ISLAND GROUP
(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation)

333-214643	47-3278534
(Commission File No.)	(IRS Employer Identification No.)

555 NORTH EL CAMINO REAL #A418

SAN CLEMENTE, CA 92672

(Address of principal executive offices) (zip code)

(424) 239-6230

(Registrant’s telephone number, including area code)

_____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 4.01 - Changes In Registrant’s Certifying Accountant

The Board of Directors of Sunset Island Group (the "Company"), acting as the Company’s Audit Committee, announces that it has appointed Benjamin & Young, LLP ("B&Y") as Sunset Island Group’s independent auditors for the 2017 fiscal year, replacing Simon & Edward, LLP ("Simon"). B&Y’s address is 1100 N. Tustin Avenue, 2nd floor Anaheim, CA 92807

This action effectively dismisses Simon & Edward as the Company's independent auditor for the fiscal year ending October 31, 2017. The report of Simon & Edward on the Company's consolidated financial statements for the year ended October 31, 2016 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that each such report included an explanatory paragraph raising substantial doubt about the Company’s ability to continue as a going concern and stated that the Company’s consolidated financial statements for the years ended October 31, 2016, respectively, were prepared assuming that we would continue as a going concern.

For the years ended October 31, 2016 through the date of this Form 8-K, there have been no disagreements with Simon & Edward on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to Simon & Edward’s satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports. For the years ended October 31, 2016 and through the date of this Form 8-K, there were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Simon & Edward with a copy of this form 8-K and the Company has requested that Simon & Edward furnish a letter addressed to the Commission stating whether it agrees with the statements above.

For the years ended October 31, 2016 and through the date of this form 8-K. Neither the Company nor anyone acting on the Company's behalf consulted B&Y with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as defined in Item 304(a)(2)(i) and (ii) of Regulation S-K. B&Y has been asked to review this disclosure and B&Y has been provided an opportunity to furnish a letter to the SEC containing any new information, clarification, or disagreement with the statements made herein.

The change in auditors was approved and accepted both by the audit firm and board on February 15, 2017.

Item 9.01 - Financial Statements and Exhibits.

Exhibit 16	Letter from Certifying Accountant.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sunset Island Group

Dated: May 16, 2017	By:	/s/ Valerie Baugher
	Name:	Valerie Baugher
	Title:	President

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